UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2008

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Colonial BancGroup Reports Inadvertent Omissions by its Financial Printer in its Submission of a Preliminary Proxy Statement

On March 7, 2008, The Colonial BancGroup, Inc. (BancGroup) approved for electronic filing by its financial printer a preliminary proxy statement (PRE 14A) with the Securities and Exchange Commission (Commission). The financial printer advised BancGroup that the Commission accepted the PRE 14A filing on March 7, 2008 at 17:27 EST.

Approximately four hours later (21:45 EST), the financial printer informed BancGroup that it had inadvertently omitted pages 12, 13, 15, 16, 17 and 19-36 from its electronic submission to the Commission. The financial printer has taken responsibility for their inadvertent error.

Although BancGroup intended to make a preliminary filing, no preliminary filing is required under the Commission’s rules. Therefore, BancGroup intends to correct the PRE 14A filing with a definitive proxy statement to be filed on or prior to March 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/s/ SARAH H. MOORE
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer

Date: March 10, 2008